CHESAPEAKE UTILITIES CORPORATION AND SUBSIDIARIES
                             EXHIBIT 10(A)
                     EXECUTIVE EMPLOYMENT AGREEMENT

     AN EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") dated this 26th day of March, 1995, by and between Chesapeake Utilities Corporation, a Delaware corporation (the "Company"), and Jeremy D. West ("Executive").

                                WITNESSETH:

     WHEREAS, the Company is currently obtaining the benefit of Executive's services as a full-time executive employee in the capacity of Vice-President - Propane;

     WHEREAS, the Company's Board of Directors (the "Board") has authorized the Company to agree to provide for Executive's continued employment pursuant to the terms of this Agreement; and

     WHEREAS, Executive is willing, in consideration of the covenants hereinafter provided, to continue to be employed by the Company in the capacity of Vice-President - Propane and to render services incident to such position during the term of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Company and Executive hereby agree as follows:

     1. Employment. The Company agrees to employ Executive, and Executive agrees to accept employment, as an executive officer of the Company in the capacity of Vice-President Propane with such reasonable duties and responsibilities as are set forth in the By-laws of the Company as of the date hereof, including, but not limited to, the formulation, implementation and execution of policies and procedures for the Company's propane operations.

     2.   Term.

          (a) Term of Agreement. The term of this Agreement ("Term") shall be the Initial Term (as defined in Paragraph 2(b) hereof), and, if applicable, the Extended Term (as defined in Paragraph 2(c) hereof).

          (b) Initial Term. Subject to Paragraph 2(c) hereof, the Initial Term of this Agreement shall extend until March 26, 1997.

          (c)  Extended Term.  Upon the occurrence of a Change in Control
(as defined in Paragraph 2(d) hereof), the Initial Term shall end and the Term of this Agreement shall thereupon automatically be extended, commencing on the date of such Change in Control, for the shorter of five years or the period until Executive attains the earliest age at which his compulsory retirement is permitted under section 12(c) of the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. section 631(c), or its successor (such extended five-year or shorter term constituting the "Extended Term").

          (d)  Change In Control.  For the purposes of this Agreement,
Change in Control shall mean a change in the control of the Company during the Term of this Agreement, which shall be deemed to have occurred if:

               (i) The registration of the Company's voting securities under the Securities Exchange Act of 1934, as amended (the "1934 Act"), terminates or the Company shall have fewer than 300 stockholders of record; or

               (ii) any person or group (within the meaning of Sections 13(d) and 14(d) of the 1934 Act), other than the Company or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of the Company's then outstanding voting securities; or

               (iii) a tender offer or exchange offer (other than an offer by the Company or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of the company's then outstanding voting securities was purchased, expires; or

               (iv) the stockholders of the Company approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of the Company) unless the stockholders of the Company immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity's voting securities; or

               (v) the Company's stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of the Company; or

               (vi) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

               (vii) the acquisition of direct or indirect beneficial ownership of more than 15 percent of the Company's then outstanding voting securities by any person or group is approved over the formal objection of the Company by the Securities and Exchange Commission pursuant to Section 9 of the Public Utility Holding Company Act of 1935, as amended.

However, no Change in Control shall be deemed to have occurred by reason of any event involving a transaction in which Executive, or a group of persons or entities with which Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of the Company; any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), an assignment for the benefit of creditors or an insolvency proceeding under state or local law; or any event constituting approval by the Company's stockholders of a merger or consolidation if a majority of the group consisting of the President and Vice Presidents of the Company who are parties to agreements conferring rights upon a Change in Control shall have agreed in writing prior to such approval that that approval shall be deemed not to constitute a Change in Control.

     3. Time. Executive agrees to devote all reasonable full time and best efforts for the benefit of the Company and any subsidiary of the Company, and not to serve any other business enterprise or organization in any capacity during the Term hereof without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     4.   Office.

          (a) Initial Term. During the Initial Term, the Company shall elect Executive as its Vice-President - Propane.

          (b)  Extended Term.  During the Extended Term of this Agreement:

               (i) Executive shall hold and perform an office with the responsibility, importance and scope within the Company at least equal to that of the office described and contemplated in Paragraph 1 hereof; and

               (ii) Executive's office shall be located in Dover, Delaware, and Executive shall not be required, without his written consent, to change his office location or to be absent therefrom on business for more than 60 working days in any year.

     5.   Compensation.

          (a) Initial Term. The Company shall compensate Executive for his services hereunder during the Initial Term at a rate of $130,000 per annum, payable in equal semimonthly installments, or such greater or lesser amount as the Board may determine ("Base Compensation"). The Base Compensation rate shall be reviewed annually and may be increased or decreased from time to time.

          (b) Extended Term. During the Extended Term, the Company shall compensate Executive for his services hereunder at a rate per annum, payable in equal semi-monthly installments, equal to his Base Compensation at the time the Extended Term commences, increased:

               (i) effective on each anniversary of the date of this Agreement during the Extended Term by an amount equal to the product of such Base Compensation times the increase in the preceding calendar year of the Consumer Price Index for Urban Wage Earners and Clerical Workers for the Philadelphia metropolitan region as reported by the U.S. Department of Labor (or, if such index is no longer reported, the corresponding increase in a comparable index); and

               (ii) by such additional amounts as the Board may determine from time to time based, in part, on an annual review of Executive's compensation.

     6. Expenses. During the Term of this Agreement, the Company shall pay all necessary and reasonable business expenses incurred by Executive on behalf of the Company in the course of his employment hereunder, including, without limitation, expenses incurred in the conduct of the Company's business while away from his domicile and expenses for travel, meals, lodging, entertainment and related expenses that are for the benefit of the Company.

     7.   Other Benefits.

          (a) Executive shall be entitled to participate in any profit-sharing, insurance, medical and retirement benefit plans, together with vacation and other employee benefits of the Company, now in effect or as hereafter amended or established in accordance with the terms and provisions of such plans.

          (b) The Company shall furnish Executive with a suitable office, the secretary of Executive's choice and customary furniture and furnishings for such office. The Company further agrees that Executive shall have the use of a Company-owned or Company-leased and -maintained automobile, new every three years, of a kind and model appropriate to his position with the Company.

          (c) Nothing in this Agreement shall preclude the Company from amending or terminating any employee benefit plan or practice, but, it being the intent of the parties that the Executive shall continue to be entitled during the Extended Term to benefits and perquisites as set forth in Paragraphs 7(a) and 7(b) hereof at least equal to those attached to his position on the date of this Agreement, nothing in this Agreement shall operate as, or be construed to authorize, a reduction during the Extended Term without Executive's written consent in the level of such benefits or perquisites as in effect on the date of a Change in Control. If and to the extent that such benefits or perquisites are not payable or provided to Executive under any such plan or practice by reason of an amendment thereto or termination thereof during the Extended Term, the Company shall pay or provide such benefits or perquisites to Executive.

     8.   Termination.

          (a) Termination for Cause. This Agreement and Executive's employment hereunder may be terminated by the Company at any time for Cause. During the Initial Term, Cause shall be as the Board may reasonably determine. During the Extended Term, termination of this Agreement and the Executive's employment shall be deemed to have been for Cause only if it shall have been the result of:

               (i) conduct by Executive that constitutes a felony under the laws of the United States or a state in which Executive works or resides;

               (ii) an act or acts of dishonesty by Executive resulting or intended to result directly or indirectly in material gain to or personal enrichment of Executive at the Company's expense;

               (iii) a deliberate and intentional refusal by Executive during the Extended Term (except by reason of incapacity due to illness or accident) to comply with the provisions of Paragraph 1 hereof, provided that such breach shall have resulted in demonstrably material injury to the Company and the Executive shall have failed to remedy such breach within thirty days after notice from the Secretary of the Company demanding that the Executive remedy such breach; or

               (iv) the engagement in conduct by Executive that is materially injurious to the Company if such conduct was undertaken without good faith and the reasonable belief that such conduct was in the best interest of the Company.

          (b)  Termination During Extended Term.  During the
Extended Term of this Agreement, the term "Termination" shall mean:

               (i)  Termination by the Company of Executive's employment;

          or

               (ii) Termination by Executive of his employment following the occurrence of any of the following events:

                    (A) Failure to elect or reelect Executive to, or removal of Executive from, the office or offices set forth in Paragraph 1 hereof, or to or from the Board if Executive shall have been a member of the Board immediately prior to a Change in Control of the Company;

                    (B) Executive's good-faith determination that there has been a significant change in the nature or scope of his authorities, powers, functions, duties or responsibilities attached to the positions contemplated in Paragraph 1 hereof or a reduction in his compensation as provided in Paragraph 5 hereof or his benefits as provided in Paragraph 7, which change or reduction is not remedied within thirty days after notice to the Company by Executive;

                    (C) Any other breach by the Company of any provision of this Agreement (including, without limitation, relocation of Executive in violation of Paragraph 4(b) hereof), which breach is not remedied within thirty days after notice to the Company by Executive; or

                    (D) The liquidation, dissolution, consolidation or merger of the Company or transfer of all or a significant portion of its assets unless a successor or successors (by merger, consolidation or otherwise) to which all or a significant portion of its assets has been transferred shall have assumed all duties and obligations of the Company under this Agreement;

     provided that in any event set forth in this Paragraph 8(b)(ii), Executive shall have elected to terminate his employment under this Agreement upon not less than forty and not more than ninety days' notice to the Board, attention of the Secretary, given, except in the case of a continuing breach, within three calendar months after (1) failure to be so elected or reelected, or such removal, (2) expiration of the 30-day cure period with respect to such event, or (3) the closing date of such liquidation, dissolution, consolidation, merger or transfer of assets.

     An election by Executive to terminate his employment under the provisions of this Paragraph shall not be deemed a voluntary termination of employment by Executive for the purpose of this Agreement or any plan or practice of the Company.

          (c) Payment Upon Termination. In the event of a Termination of this Agreement during the Extended Term hereof for any reason other than Cause or Executive's death, the Company shall, subject to Paragraph 9 hereof, pay to Executive (or, in the event of his death following the Termination, his legal representative) in cash within thirty days after the date of such Termination (the "Termination Date"):

               (i) An amount equal to the product of multiplying the monthly rate of Base Compensation to which Executive was entitled under Paragraph 5(b) hereof on the day immediately prior to the Termination Date by the lesser of (A) twenty-four months or (B) the number of months remaining in the Term of this Agreement (the shorter of such periods constituting the "Covered Period");

               (ii) An amount equal to the present value of the additional benefits that would have been paid Executive under the Company's retirement plans if he had continued to be employed pursuant to this Agreement during the Covered Period and the retirement plans had continued during such period without change from the date of the Change in Control;

               (iii) For each share of Company stock subject to a stock option that was awarded to Executive under a Company stock option plan, was held by Executive on the day immediately prior to his Termination Date, was not exercisable on that date but would have become exercisable during the Covered Period if Executive's employment with the Company had continued during that period, an amount equal to the excess of (A) the daily average closing price for a share of the Company's stock on NASDAQ or, if so listed, on a national securities exchange during the 30-day period ending upon the date of the Change in Control, or, if higher, during the 30-day period ending upon the Termination Date (adjusted as appropriate for any changes in the capital structure of the Company) over (B) the option price for a share of the Company's stock subject to the option; and

               (iv) An amount equal to the aggregate of the Company's contributions to the Company's savings plan in respect of Executive that were not vested on the day immediately prior to the Termination Date but that would have been vested at the end of the Covered Period if Executive had remained employed by the Company for the duration of that period.

For purposes of calculating the present value specified in Paragraph 8(c)(ii), the discount rate shall equal the PBGC interest rate for immediate annuities, as referred to in 29 C.F.R. section 2619.26(b)(2)(iv) or its successor, in effect for a valuation date coinciding with the Termination Date. If that rate should no longer be published, the discount rate shall be such closely comparable interest rate as the Company may reasonably determine.

     9. Maximum Payment Upon Termination. Notwithstanding any other provision of this Agreement, if the Company should determine, in consultation with tax advisors satisfactory to Executive, that any amount payable to Executive pursuant to Paragraph 8 of this Agreement, either alone or in conjunction with any payments or benefits to or on behalf of Executive pursuant to this Agreement or otherwise, would not be deductible by the Company, in whole or in part, for federal income tax purposes by reason of section 280G of the Internal Revenue Code or its successor, then the aggregate amount payable to Executive pursuant to Paragraph 8 shall be reduced to the largest amount that, in the opinion of such tax advisors, the Company could pay Executive under Paragraph 8 without any part of that amount being nondeductible by the Company as a result of Section 280G or its successor.

     10. Mitigation. Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that Executive may earn from employment with another employer or otherwise following his Termination Date.

     11. Noncompetition Covenant. For a period of one year following the Termination Date and, if Executive has given a notice pursuant to Paragraph 8(b)(ii) hereof, for a period of 15 months following the giving of such notice, Executive shall assist no individual or entity other than the Company to acquire any entity with respect to which a proposal to acquire was presented to the Board prior to the beginning of the period.

     12. Indemnification. The Company shall indemnify Executive to the fullest extent permitted by applicable Delaware law (as may be amended from time to time), including the advance of expenses permitted therein.

     13. Performance. The failure of either party to this Agreement to insist upon strict performance of any provision hereof shall not constitute a waiver of its rights subsequently to insist upon strict performance of such provision or any other provision of this Agreement.

     14. Non-Assignability. Neither party shall have the right to assign this Agreement or any rights or obligations hereunder without the consent of the other party.

     15. Invalidity. If any provisions of this Agreement shall be found to be invalid by any court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, all of the which shall remain in full force and effect.

     16. Arbitration and Legal Fees. In the event of any dispute regarding a refusal or failure by the Company to make payments or provide benefits hereunder for any reason, Executive shall have the right, in addition to all other rights and remedies provided by law, to arbitration of such dispute under the rules of the American Arbitration Association, which right shall be invoked by serving upon the Company a notice to arbitrate, stating the place of arbitration, within ninety days of receipt of notice in any form (including, without limitation, failure by the Company to respond to a notice from Executive within thirty days) that the Company is withholding or proposes to withhold payments or provisions of benefits. In the event of any such dis-pute, whether or not Executive exercises his right to arbitration, if it shall ultimately be determined that the Company's refusal or failure to make payments or provide benefits hereunder was wrongful or otherwise inconsistent with the terms of this Agreement, the Company shall indemnify and hold harmless Executive from and against any and all expenses incurred in connection with such determination, including legal and other fees and expenses. Without limitation of or by the foregoing, the Company shall, within 10 days after notice from Executive, provide Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to Executive against which Executive may draw to pay legal fees and other fees and expenses in connection with any attempt by Executive to enforce any of his rights under this Agreement during the Extended Term. Said letter of credit shall not expire before 10 years following the date of this Agreement.

     17. Successors. This Agreement shall be binding upon and inure to the benefit of the Executive (and his personal representative), the Company and any successor organization or organizations that shall succeed to substantially all of the business and property of the Company, whether by means of merger, consolidation, acquisition of substantially all of the assets of the Company or otherwise, including by operation of law.

     18. Set-off. The Company shall have no right of set-off or counterclaim in respect of any claim, debt or obligation against any payments or benefits provided for in this Agreement.

     19. Amendments. No Amendment to this Agreement shall be effective unless in writing and signed by both the Company and Executive.

     20. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

     21. Notices. Unless otherwise stated herein, all notices hereunder shall be in writing and shall be deemed to be given when personally delivered or mailed by United States registered or certified mail, postage prepaid, to, if to the Company, 861 Silver Lake Boulevard, Cannon Building, Dover, Delaware 19901, and, if to Executive, the last address therefor shown on the records of the Company. Either the Company or Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

     22. Withholding. The Company may withhold from any amounts payable to Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation.

     23. Nature of Payments Upon Termination. All payments to Executive pursuant to Paragraphs 8 and 9 of this Agreement shall be considered as liquidated damages or as severance payments in consideration of Executive's past services to the Company, and no such payment shall be regarded as a penalty to the Company.

     24. Acknowledgment. The parties hereto each acknowledge that each has read this Agreement and understands the same and that each enters into this Agreement freely and voluntarily.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                              CHESAPEAKE UTILITIES CORPORATION

[CORPORATE SEAL]              /S/ Ralph J. Adkins
                              President & Chief Executive Officer
ATTEST:


/S/ William C. Boyles
Asst. Secretary               EXECUTIVE


                              /S/ Jeremy D. West

            CHESAPEAKE UTILITIES CORPORATION AND SUBSIDIARIES
                             EXHIBIT 10(B)
                     EXECUTIVE EMPLOYMENT AGREEMENT

     AN EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") dated this 26th day of March, 1995, by and between Chesapeake Utilities Corporation, a Delaware corporation (the "Company"), and Philip S. Barefoot ("Executive").

                                WITNESSETH:

     WHEREAS, the Company is currently obtaining the benefit of Executive's services as a full-time executive employee in the capacity of Senior Vice President - Natural Gas Operations;

     WHEREAS, the Company's Board of Directors (the "Board") has authorized the Company to agree to provide for Executive's continued employment pursuant to the terms of this Agreement; and

     WHEREAS, Executive is willing, in consideration of the covenants hereinafter provided, to continue to be employed by the Company in the capacity of Senior Vice President - Natural Gas Operations and to render services incident to such position during the term of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Company and Executive hereby agree as follows:

     1. Employment. The Company agrees to employ Executive, and Executive agrees to accept employment, as an executive officer of the Company in the capacity of Senior Vice President - Natural Gas Operations with such reasonable duties and responsibilities as are set forth in the By-laws of the Company as of the date hereof, including, but not limited to, developing policies and procedures for and directing the operation of the Company's Natural Gas Transmission, Distribution and Engineering operations.

     2.   Term.

          (a) Term of Agreement. The term of this Agreement ("Term") shall be the Initial Term (as defined in Paragraph 2(b) hereof), and, if applicable, the Extended Term (as defined in Paragraph 2(c) hereof).

          (b) Initial Term. Subject to Paragraph 2(c) hereof, the Initial Term of this Agreement shall extend until March 26, 1997.

          (c)  Extended Term.  Upon the occurrence of a Change in Control
(as defined in Paragraph 2(d) hereof), the Initial Term shall end and the Term of this Agreement shall thereupon automatically be extended, commencing on the date of such Change in Control, for the shorter of five years or the period until Executive attains the earliest age at which his compulsory retirement is permitted under section 12(c) of the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. section 631(c), or its successor (such extended five-year or shorter term constituting the "Extended Term").

          (d)  Change In Control.  For the purposes of this Agreement,
Change in Control shall mean a change in the control of the Company during the Term of this Agreement, which shall be deemed to have occurred if:

               (i) The registration of the Company's voting securities under the Securities Exchange Act of 1934, as amended (the "1934 Act"), terminates or the Company shall have fewer than 300 stockholders of record; or

               (ii) any person or group (within the meaning of Sections 13(d) and 14(d) of the 1934 Act), other than the Company or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of the Company's then outstanding voting securities; or

               (iii) a tender offer or exchange offer (other than an offer by the Company or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of the company's then outstanding voting securities was purchased, expires; or

               (iv) the stockholders of the Company approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of the Company) unless the stockholders of the Company immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity's voting securities; or

               (v) the Company's stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of the Company; or

               (vi) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

               (vii) the acquisition of direct or indirect beneficial ownership of more than 15 percent of the Company's then outstanding voting securities by any person or group is approved over the formal objection of the Company by the Securities and Exchange Commission pursuant to Section 9 of the Public Utility Holding Company Act of 1935, as amended.

However, no Change in Control shall be deemed to have occurred by reason of any event involving a transaction in which Executive, or a group of persons or entities with which Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of the Company; any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), an assignment for the benefit of creditors or an insolvency proceeding under state or local law; or any event constituting approval by the Company's stockholders of a merger or consolidation if a majority of the group consisting of the President and Vice Presidents of the Company who are parties to agreements conferring rights upon a Change in Control shall have agreed in writing prior to such approval that that approval shall be deemed not to constitute a Change in Control.

     3. Time. Executive agrees to devote all reasonable full time and best efforts for the benefit of the Company and any subsidiary of the Company, and not to serve any other business enterprise or organization in any capacity during the Term hereof without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     4.   Office.

          (a) Initial Term. During the Initial Term, the Company shall elect Executive as its Senior Vice President.

          (b)  Extended Term.  During the Extended Term of this Agreement:

               (i) Executive shall hold and perform an office with the responsibility, importance and scope within the Company at least equal to that of the office described and contemplated in Paragraph 1 hereof; and

               (ii) Executive's office shall be located in Dover, Delaware, and Executive shall not be required, without his written consent, to change his office location or to be absent therefrom on business for more than 60 working days in any year.

     5.   Compensation.

          (a) Initial Term. The Company shall compensate Executive for his services hereunder during the Initial Term at a rate of $105,000 per annum, payable in equal semimonthly installments, or such greater or lesser amount as the Board may determine ("Base Compensation"). The Base Compensation rate shall be reviewed annually and may be increased or decreased from time to time.

          (b) Extended Term. During the Extended Term, the Company shall compensate Executive for his services hereunder at a rate per annum, payable in equal semi-monthly installments, equal to his Base Compensation at the time the Extended Term commences, increased:

               (i) effective on each anniversary of the date of this Agreement during the Extended Term by an amount equal to the product of such Base Compensation times the increase in the preceding calendar year of the Consumer Price Index for Urban Wage Earners and Clerical Workers for the Philadelphia metropolitan region as reported by the U.S. Department of Labor (or, if such index is no longer reported, the corresponding increase in a comparable index); and

               (ii) by such additional amounts as the Board may determine from time to time based, in part, on an annual review of Executive's compensation.

     6. Expenses. During the Term of this Agreement, the Company shall pay all necessary and reasonable business expenses incurred by Executive on behalf of the Company in the course of his employment hereunder, including, without limitation, expenses incurred in the conduct of the Company's business while away from his domicile and expenses for travel, meals, lodging, entertainment and related expenses that are for the benefit of the Company.

     7.   Other Benefits.

          (a) Executive shall be entitled to participate in any profit-sharing, insurance, medical and retirement benefit plans, together with vacation and other employee benefits of the Company, now in effect or as hereafter amended or established in accordance with the terms and provisions of such plans.

          (b) The Company shall furnish Executive with a suitable office, the secretary of Executive's choice and customary furniture and furnishings for such office. The Company further agrees that Executive shall have the use of a Company-owned or Company-leased and -maintained automobile, new every three years, of a kind and model appropriate to his position with the Company.

          (c) Nothing in this Agreement shall preclude the Company from amending or terminating any employee benefit plan or practice, but, it being the intent of the parties that the Executive shall continue to be entitled during the Extended Term to benefits and perquisites as set forth in Paragraphs 7(a) and 7(b) hereof at least equal to those attached to his position on the date of this Agreement, nothing in this Agreement shall operate as, or be construed to authorize, a reduction during the Extended Term without Executive's written consent in the level of such benefits or perquisites as in effect on the date of a Change in Control. If and to the extent that such benefits or perquisites are not payable or provided to Executive under any such plan or practice by reason of an amendment thereto or termination thereof during the Extended Term, the Company shall pay or provide such benefits or perquisites to Executive.

     8.   Termination.

          (a) Termination for Cause. This Agreement and Executive's employment hereunder may be terminated by the Company at any time for Cause. During the Initial Term, Cause shall be as the Board may reasonably determine. During the Extended Term, termination of this Agreement and the Executive's employment shall be deemed to have been for Cause only if it shall have been the result of:

               (i) conduct by Executive that constitutes a felony under the laws of the United States or a state in which Executive works or resides;

               (ii) an act or acts of dishonesty by Executive resulting or intended to result directly or indirectly in material gain to or personal enrichment of Executive at the Company's expense;

               (iii) a deliberate and intentional refusal by Executive during the Extended Term (except by reason of incapacity due to illness or accident) to comply with the provisions of Paragraph 1 hereof, provided that such breach shall have resulted in demonstrably material injury to the Company and the Executive shall have failed to remedy such breach within thirty days after notice from the Secretary of the Company demanding that the Executive remedy such breach; or

               (iv) the engagement in conduct by Executive that is materially injurious to the Company if such conduct was undertaken without good faith and the reasonable belief that such conduct was in the best interest of the Company.

          (b)  Termination During Extended Term.  During the
Extended Term of this Agreement, the term "Termination" shall mean:

               (i)  Termination by the Company of Executive's employment;

          or

               (ii) Termination by Executive of his employment following the occurrence of any of the following events:

                    (A) Failure to elect or reelect Executive to, or removal of Executive from, the office or offices set forth in Paragraph 1 hereof, or to or from the Board if Executive shall have been a member of the Board immediately prior to a Change in Control of the Company;

                    (B) Executive's good-faith determination that there has been a significant change in the nature or scope of his authorities, powers, functions, duties or responsibilities attached to the positions contemplated in Paragraph 1 hereof or a reduction in his compensation as provided in Paragraph 5 hereof or his benefits as provided in Paragraph 7, which change or reduction is not remedied within thirty days after notice to the Company by Executive;

                    (C) Any other breach by the Company of any provision of this Agreement (including, without limitation, relocation of Executive in violation of Paragraph 4(b) hereof), which breach is not remedied within thirty days after notice to the Company by Executive; or

                    (D) The liquidation, dissolution, consolidation or merger of the Company or transfer of all or a significant portion of its assets unless a successor or successors (by merger, consolidation or otherwise) to which all or a significant portion of its assets has been transferred shall have assumed all duties and obligations of the Company under this Agreement;

     provided that in any event set forth in this Paragraph 8(b)(ii), Executive shall have elected to terminate his employment under this Agreement upon not less than forty and not more than ninety days' notice to the Board, attention of the Secretary, given, except in the case of a continuing breach, within three calendar months after (1) failure to be so elected or reelected, or such removal, (2) expiration of the 30-day cure period with respect to such event, or (3) the closing date of such liquidation, dissolution, consolidation, merger or transfer of assets.

     An election by Executive to terminate his employment under the provisions of this Paragraph shall not be deemed a voluntary termination of employment by Executive for the purpose of this Agreement or any plan or practice of the Company.

          (c) Payment Upon Termination. In the event of a Termination of this Agreement during the Extended Term hereof for any reason other than Cause or Executive's death, the Company shall, subject to Paragraph 9 hereof, pay to Executive (or, in the event of his death following the Termination, his legal representative) in cash within thirty days after the date of such Termination (the "Termination Date"):

               (i) An amount equal to the product of multiplying the monthly rate of Base Compensation to which Executive was entitled under Paragraph 5(b) hereof on the day immediately prior to the Termination Date by the lesser of (A) twenty-four months or (B) the number of months remaining in the Term of this Agreement (the shorter of such periods constituting the "Covered Period");

               (ii) An amount equal to the present value of the additional benefits that would have been paid Executive under the Company's retirement plans if he had continued to be employed pursuant to this Agreement during the Covered Period and the retirement plans had continued during such period without change from the date of the Change in Control;

               (iii) For each share of Company stock subject to a stock option that was awarded to Executive under a Company stock option plan, was held by Executive on the day immediately prior to his Termination Date, was not exercisable on that date but would have become exercisable during the Covered Period if Executive's employment with the Company had continued during that period, an amount equal to the excess of (A) the daily average closing price for a share of the Company's stock on NASDAQ or, if so listed, on a national securities exchange during the 30-day period ending upon the date of the Change in Control, or, if higher, during the 30-day period ending upon the Termination Date (adjusted as appropriate for any changes in the capital structure of the Company) over (B) the option price for a share of the Company's stock subject to the option; and

               (iv) An amount equal to the aggregate of the Company's contributions to the Company's savings plan in respect of Executive that were not vested on the day immediately prior to the Termination Date but that would have been vested at the end of the Covered Period if Executive had remained employed by the Company for the duration of that period.

For purposes of calculating the present value specified in Paragraph 8(c)(ii), the discount rate shall equal the PBGC interest rate for immediate annuities, as referred to in 29 C.F.R. section 2619.26(b)(2)(iv) or its successor, in effect for a valuation date coinciding with the Termination Date. If that rate should no longer be published, the discount rate shall be such closely comparable interest rate as the Company may reasonably determine.

     9. Maximum Payment Upon Termination. Notwithstanding any other provision of this Agreement, if the Company should determine, in consultation with tax advisors satisfactory to Executive, that any amount payable to Executive pursuant to Paragraph 8 of this Agreement, either alone or in conjunction with any payments or benefits to or on behalf of Executive pursuant to this Agreement or otherwise, would not be deductible by the Company, in whole or in part, for federal income tax purposes by reason of section 280G of the Internal Revenue Code or its successor, then the aggregate amount payable to Executive pursuant to Paragraph 8 shall be reduced to the largest amount that, in the opinion of such tax advisors, the Company could pay Executive under Paragraph 8 without any part of that amount being nondeductible by the Company as a result of Section 280G or its successor.

     10. Mitigation. Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that Executive may earn from employment with another employer or otherwise following his Termination Date.

     11. Noncompetition Covenant. For a period of one year following the Termination Date and, if Executive has given a notice pursuant to Paragraph 8(b)(ii) hereof, for a period of 15 months following the giving of such notice, Executive shall assist no individual or entity other than the Company to acquire any entity with respect to which a proposal to acquire was presented to the Board prior to the beginning of the period.

     12. Indemnification. The Company shall indemnify Executive to the fullest extent permitted by applicable Delaware law (as may be amended from time to time), including the advance of expenses permitted therein.

     13. Performance. The failure of either party to this Agreement to insist upon strict performance of any provision hereof shall not constitute a waiver of its rights subsequently to insist upon strict performance of such provision or any other provision of this Agreement.

     14. Non-Assignability. Neither party shall have the right to assign this Agreement or any rights or obligations hereunder without the consent of the other party.

     15. Invalidity. If any provisions of this Agreement shall be found to be invalid by any court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, all of the which shall remain in full force and effect.

     16. Arbitration and Legal Fees. In the event of any dispute regarding a refusal or failure by the Company to make payments or provide benefits hereunder for any reason, Executive shall have the right, in addition to all other rights and remedies provided by law, to arbitration of such dispute under the rules of the American Arbitration Association, which right shall be invoked by serving upon the Company a notice to arbitrate, stating the place of arbitration, within ninety days of receipt of notice in any form (including, without limitation, failure by the Company to respond to a notice from Executive within thirty days) that the Company is withholding or proposes to withhold payments or provisions of benefits. In the event of any such dis-pute, whether or not Executive exercises his right to arbitration, if it shall ultimately be determined that the Company's refusal or failure to make payments or provide benefits hereunder was wrongful or otherwise inconsistent with the terms of this Agreement, the Company shall indemnify and hold harmless Executive from and against any and all expenses incurred in connection with such determination, including legal and other fees and expenses. Without limitation of or by the foregoing, the Company shall, within 10 days after notice from Executive, provide Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to Executive against which Executive may draw to pay legal fees and other fees and expenses in connection with any attempt by Executive to enforce any of his rights under this Agreement during the Extended Term. Said letter of credit shall not expire before 10 years following the date of this Agreement.

     17. Successors. This Agreement shall be binding upon and inure to the benefit of the Executive (and his personal representative), the Company and any successor organization or organizations that shall succeed to substantially all of the business and property of the Company, whether by means of merger, consolidation, acquisition of substantially all of the assets of the Company or otherwise, including by operation of law.

     18. Set-off. The Company shall have no right of set-off or counterclaim in respect of any claim, debt or obligation against any payments or benefits provided for in this Agreement.

     19. Amendments. No Amendment to this Agreement shall be effective unless in writing and signed by both the Company and Executive.

     20. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

     21. Notices. Unless otherwise stated herein, all notices hereunder shall be in writing and shall be deemed to be given when personally delivered or mailed by United States registered or certified mail, postage prepaid, to, if to the Company, 861 Silver Lake Boulevard, Cannon Building, Dover, Delaware 19901, and, if to Executive, the last address therefor shown on the records of the Company. Either the Company or Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

     22. Withholding. The Company may withhold from any amounts payable to Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation.

     23. Nature of Payments Upon Termination. All payments to Executive pursuant to Paragraphs 8 and 9 of this Agreement shall be considered as liquidated damages or as severance payments in consideration of Executive's past services to the Company, and no such payment shall be regarded as a penalty to the Company.

     24. Acknowledgment. The parties hereto each acknowledge that each has read this Agreement and understands the same and that each enters into this Agreement freely and voluntarily.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                              CHESAPEAKE UTILITIES CORPORATION

[CORPORATE SEAL]              /S/ Ralph J. Adkins
                              President & Chief Executive Officer
ATTEST:


/S/ William C. Boyles
Asst. Secretary               EXECUTIVE


                              /S/ Philip S. Barefoot